UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2025

Marin Software Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35838	20-4647180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 New Montgomery Street, 4th Floor San Francisco, California		94105
(Address of Principal Executive Offices)		(Zip Code)

(415) 399-2580

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MRIN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 16, 2025, Marin Software Incorporated, a Delaware corporation (the “Company”), received a notification letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) advising the Company that it was not in compliance with Nasdaq’s continued listing requirements under Nasdaq Listing Rule 5250(c)(1) (the “Rule”) as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Form 10-K”).

The Notice has no immediate effect on the listing of the Company’s common stock on the Nasdaq Capital Market, and, therefore, the Company’s listing remains fully effective.

Pursuant to the Rule, the Company has 60 calendar days from receipt of the Notice, or until June 16, 2025, to submit a plan to regain compliance with the Rule. If Nasdaq accepts the Company’s plan, then Nasdaq may grant an exception of up to 180 calendar days from the due date of the Form 10-K, or until September 29, 2025, to regain compliance.

The Company intends to consider plans to regain compliance with the Rule. However, as previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 10, 2025, on April 9, 2025, the Company’s board of directors (the “Board”) approved the voluntary liquidation and dissolution of the Company (the “Dissolution”) and adopted a Plan of Liquidation and Dissolution of the Company (the “Plan of Dissolution”), subject to stockholder approval being received at a special meeting of stockholders (the “Special Meeting”). If the stockholders approve the Dissolution pursuant to the Plan of Dissolution, the Company currently plans to file a Certificate of Dissolution with the Secretary of State of Delaware and proceed with the Dissolution in accordance with the Plan of Dissolution and Delaware law as soon as practical following the Special Meeting; however, such filing may be delayed or not filed at all as determined by the Board in its sole discretion. If the Certificate of Dissolution is filed, the Company’s common stock will be delisted from Nasdaq.

If the Company does not submit the Form 10-K by June 16, 2025, and the Company has not otherwise filed the Certificate of Dissolution, the Company intends to submit a plan by such date to Nasdaq that outlines, as definitively as possible, the steps the Company will take to promptly file the Form 10-K and regain compliance. If the Company does not regain compliance within the allotted compliance period, including any exception period that may be granted by Nasdaq after submission of a plan to regain compliance, if applicable, Nasdaq will provide notice that the Company’s common stock will be subject to delisting. The Company would then be entitled to appeal that determination to a Nasdaq hearings panel. There can be no assurance that the Company will regain compliance with the Rule, secure an exception of 180 calendar days from the Form 10-K’s due date to regain compliance with the Rule, or maintain compliance with other Nasdaq listing requirements described in this Current Report on Form 8-K (this “Current Report”).

Item 7.01 Regulation FD Disclosure.

On April 22, 2025, the Company issued a press release regarding its receipt of the Notice. A copy of the foregoing press release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Cautionary Language Concerning Forward-Looking Statements.

This Current Report, including exhibits, contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to compliance with the Rule, the Dissolution, and other related matters. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are based upon the Company’s and its management’s current expectations, assumptions, estimates, projections and beliefs. Such statements include, but are not limited to, statements regarding the Company’s ability to file the Form 10-K within the period provided by Nasdaq to do so, the Company’s ability to timely submit an acceptable plan to regain compliance with the Nasdaq continued listing rules within the periods provided by Nasdaq, and the Dissolution. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in, or implied by, these forward-looking statements. Other risks relating to the Company’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this press release, are detailed in the Company’s latest Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and/or Current Reports on Form 8-K filings with the SEC, especially under the heading “Risk Factors.” The forward-looking statements in this release speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Document

99.1	Press Release dated April 22, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Marin Software Incorporated

Date: April 22, 2025	By:	/s/ Robert Bertz
Robert Bertz
Chief Financial Officer